Supplement dated November 13, 2023 to the Statutory Prospectus dated May 31, 2023 for the
Pacific Legacy Survivorship VUL contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain rider disclosure. This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at http://www.PacificLife.com. Please retain this supplement for future reference.

Effective May 31, 2023, the following rider disclosure in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section is deleted and replaced with the following:

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restriction/Limitations
Premier Living Benefits Rider 2	Provides access to a portion of the Policy death benefit proceeds if the eligible Insured has been certified as a chronically ill individual or a terminally ill individual.	Standard, if eligible

●   Automatically added at Policy issue if eligible.

●   Satisfactory Evidence of Insurability is required.

●   Cannot be issued with the Terminal Illness Rider – Last Survivor if this rider names more than one eligible Insured.

●   No additional cost, but upon any benefit payments, the Policy death benefit and other values will be reduced. When benefits are paid, the Policy death benefit will be reduced by an amount greater than the benefit payment. Other Policy values will be reduced pro rata.

●   Subject to the eligibility and other conditions described in the Rider such as certification of having a chronic or terminal illness, making a written request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for chronic or terminal illness benefits.

●   Chronic illness benefits may be requested once every 12-month period.

●   Terminal illness benefits may only be requested once.

●   Once the Rider is exercised, we will not allow any requested increases in benefits under the Policy or any Riders.

Terminal Illness Rider – Last Survivor	Provides access to a portion of the Policy death benefit proceeds if the Survivor has been certified as a terminally ill individual.	Standard if not eligible for Premier Living Benefits Rider 2

●   Available at Policy issue if not eligible for Premier Living Benefits Rider 2 or if the Owner opts out.

●   Issued when the Premier Living Benefits Rider 2 is not issued. We will however allow the Premier Living Benefits Rider 2 to be issued when only one insured is eligible for that rider and this rider will only cover the one Insured who is not eligible for the Premier Living Benefits Rider 2. You may opt out of the Rider at any time.

●   Benefits are only available for the Survivor.

●   Subject to the eligibility and other conditions described in the Rider such as certification of having a terminal illness, making a written request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for terminal illness benefits.

●   Terminal illness must be certified by a licensed physician (not the insured, owner, beneficiary, or immediate family member).

●   There is no additional cost for this Rider. If any benefits are paid under the Rider, some Policy values will be reduced pro rata including the Total Face Amount, Accumulated Value, loan amounts and (in most cases) Cost of Insurance Charges. The Death Benefit will be reduced by an amount greater than the benefit payment. Any systematic distribution program will also be discontinued.

Effective May 31, 2023, the following last sentence in the second paragraph of the Terminal Illness Rider-Last Survivor subsection of the OPTIONAL RIDERS AND BENEFITS section is hereby deleted:

This Rider must be elected at Policy Issue.

Form No. 15-53239-00